Filed Pursuant to Rule 497(d)

Invesco Unit Trusts, Series 2030

Inflation Hedge Portfolio 2020-1

Supplement to the Prospectus

Effective April 3, 2020, the Cushing Renaissance Fund (ticker: SZC) has changed its name to the Cushing NextGen Infrastructure Income Fund. The ticker remains the same.

Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of the Cushing NextGen Infrastructure Income Fund.

Supplement Dated: April 3, 2020